SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 17, 2003
                                                         -----------------

                                   CharterMac
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


               1-13237                             13-3949418
               --------                            ----------
      (Commission File Number)        (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
            -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

On November 18, 2003, CharterMac ("the Company"; AMEX: CHC) reported in a press release that the Company completed it's previously announced acquisition of 100% of the ownership interests of Related Capital Company ("Related Capital") and substantially all of the businesses operated by Related Capital on November 17th, 2003 following the approval by the Company's shareholders of the acquisition and other matters at the annual meeting of shareholders. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference. In this press release, the Company also reported that one of the proposals brought before the shareholders at the annual meeting, the proposal to approve the expansion of the Company's incentive share option plan, did not receive the necessary vote. As explained more fully the press release, the Company closed the polls on all proposals other than the proposal to approve the expansion of the Company's incentive share option plan, and adjourned the meeting to November 26, 2003 at 10:00 a.m. at the law offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York to enable the Company to solicit votes from all remaining shareholders who have not voted on this proposal.

On November 26, 2003, the Company reported in a second press release that the proposal to approve the expansion of the Company's incentive share option plan was approved by a majority of the votes entitled to be cast with respect to the proposal at the adjourned meeting held on November 26, 2003. A copy of this press release is attached to this Current Report as Exhibit 99.2 and incorporated herein by reference.

The material agreements entered into in connection with the Company's acquisition of Related Capital are also attached hereto as Exhibits to this 8-K and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

      (a).  Financial Statements
            --------------------

            Previously filed with the Company's Definitive Proxy Statement dated September 5, 2003 on Schedule 14A prepared in connection with the Annual Meeting of Shareholders (Commission File No. 001-13237).

      (b).  Pro Forma Financial Information
            -------------------------------

            Previously filed with the Company's Definitive Proxy Statement dated September 5, 2003 on Schedule 14A prepared in connection with the Annual Meeting of Shareholders (Commission File No. 001-13237).

      (c).  Exhibits
            --------

            99.1  Press Release, dated November 18, 2003.

            99.2  Press Release, dated November 26, 2003.

            99.3 Contribution Agreement, dated as of December 17, 2002, as amended (previously filed with the Company's Definitive Proxy Statement dated September 5, 2003 on Schedule 14A prepared in connection with the Annual Meeting of Shareholders (Commission File No. 001-13237)).

            99.4 Certificate of Designation of Special Preferred Voting Shares of the Company.


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            99.5  Amended and Restated By-Laws (previously filed with the
                  Company's registration statement on Form S-8, filed on November 24, 2003 (Commission File No. 001-13237)).

            99.6 Second Amended and Restated Trust Agreement (previously filed with the Company's registration statement on Form S-8, filed on November 24, 2003 (Commission File No. 001-13237)).

            99.7 Amended and Restated Operating Agreement of CharterMac Capital Company LLC, dated as of November 17, 2003.

            99.8 Special Preferred Voting Shares Purchase Agreement, dated as of November 17, 2003, by and among the Company and APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P.

            99.9 Standstill Agreement, dated as of November 17, 2003, by and among the Company and APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P.

            99.10 Voting Agreement, dated as of November 17, 2003, by and among the Company and APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P.

            99.11 Exchange Rights Agreement, dated as of November 17, 2003, by and among CharterMac Capital Company, LLC, CharterMac Corporation, APH Associates L.P., DLK Associates L.P, Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P.

            99.12 Lock-up Agreement of Denise L. Kiley, dated November 17, 2003.

            99.13 Lock-up Agreement of Alan P. Hirmes, dated November 17, 2003.

            99.14 Lock-up Agreement of Marc D. Schnitzer, dated November 17,
                  2003.

            99.15 Lock-up Agreement of Stuart J. Boesky, dated November 17,
                  2003.

            99.16 Lock-Up Agreement of Stephen M. Ross, dated November 17, 2003.

            99.17 Employment Agreement of Denise L. Kiley, dated November 17,
                  2003.

            99.18 Employment Agreement of Alan P. Hirmes, dated November 17,
                  2003.

            99.19 Employment Agreement of Marc D. Schnitzer, dated November 17,
                  2003.

            99.20 Employment Agreement of Stuart J. Boesky, dated November 17,
                  2003.

            99.21 Future Relations Agreement, dated as of November 17, 2003, by and among Stephen Ross, Related General II L.P., RCMP Management Inc., the Related Companies, L.P., and CharterMac Capital Company, LLC.

            99.22 Ross Non-Qualified Share Option Agreement (previously filed with the Company's registration statement on Form S-8, filed on November 24, 2003 (Commission File No. 001-13237)).

            99.23 Registration Rights Agreement, dated as of November 17, 2003, by and among the Company and APH Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P. (previously filed with the Company's registration statement on Form S-8, filed on November 24, 2003 (Commission File No. 001-13237)).

            99.24 Shared Services Agreement, dated as of November 17, 2003, by and among The Related Companies, L.P., Related Management Company, and CharterMac Capital Company.

            99.25 Other Services Agreement, dated November 17, 2003, by and between Relcap Holding Company LLC and CharterMac Capital Company, LLC.

            99.26 Trade Name License Agreement and Acknowledgement, dated as of
                  November 17, 2003, by and between The Related Companies, L.P. and CharterMac Capital Company, LLC.

            99.27 CharterMac Guaranty, dated December 17, 2002.

            99.28 Certificate of Amendment of the Restated Certificate of Trust
                  of the Company (previously filed with the Company's registration statement on Form S-8, filed on November 24, 2003 (Commission File No. 001-13237)).

            99.29 The Company's Restricted Share Plan (previously filed with the
                  Company's registration statement on Form S-8, filed on November 24, 2003 (Commission File No. 001-13237)).



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CharterMac
                                    (Registrant)

                                    BY:   /s/  Stuart J. Boesky
                                          ---------------------
                                          Stuart J. Boesky
                                          Chief Executive Officer

      December 1, 2003